                                                             Exhibit 10.2

                              SHAREHOLDER AGREEMENT
                              ---------------------


         THIS SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of November 24, 1997, by and among WERNER HOLDING CO. (PA), INC., a Pennsylvania corporation (the "Company"), INVESTCORP INVESTMENT EQUITY LIMITED, a Cayman Islands corporation ("IIEL"), the other holders of shares of Class D Common Stock of the Company (IIEL and each such other holder individually a "Class D Shareholder" and collectively the "Class D Shareholders") and the individuals listed on the signature pages hereto (individually a "Designated Shareholder" and collectively the "Designated Shareholders").


                                 R E C I T A L S


         A. The Company, the Class D Shareholders and certain other international investors have entered into a Recapitalization Agreement (the "Recapitalization Agreement"), dated as of October 8, 1997 and amended and restated as of October 27, 1997, pursuant to which the Company will effect a comprehensive recapitalization of the Company upon the terms and conditions set forth therein (the "Recapitalization") and, among other things, amend and restate the Articles of Incorporation of the Company to authorize 1,000 shares of Class D Common Stock.

         B. Pursuant to the Recapitalization Agreement, the Designated Shareholders shall collectively, as of immediately after the closing of the Recapitalization, retain ownership of approximately 1,042 shares of Class A Common Stock and 8,746 shares of Class B Common Stock (the "Designated Shareholders' Shares") and the Class D Shareholders shall collectively own 1,000 shares of Class D Common Stock.

         C. This Agreement is being entered into pursuant to the terms and conditions of the Recapitalization Agreement.


                                A G R E E M E N T


         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person will be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "APPROVED SALE" means a transaction or a series of related transactions which results in a BONA FIDE, unaffiliated change of economic beneficial ownership of the Company or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of the Company), whether pursuant to the sale of the stock of the Company, the sale of the assets of the Company, or a merger or consolidation (other than a sale of stock by a Class D Shareholder to (i) another Class D Shareholder or affiliate thereof, or (ii) a non-U.S. entity with respect to which a Class D Shareholder or Affiliate thereof has an administrative relationship).

                  "ARTICLES OF INCORPORATION" means the Restated Articles of Incorporation of the Company in effect as of immediately following the closing of the Recapitalization, as such Articles may thereafter from time to time be amended in accordance with applicable law and such Articles.

                  "CAUSE" when used in connection with the termination of employment of a Designated Shareholder, has the meaning set forth in the employment agreement between the Company and the Designated Shareholder, or if there is no such employment agreement, means (a) conviction of the Designated Shareholder for a felony, or the entry by the Designated Shareholder of a plea of guilty or NOLO CONTENDERE to a felony, (b) the commission of an act of fraud involving dishonesty for personal gain which is materially injurious to the Company, (c) the willful and continued refusal by the Designated Shareholder to substantially perform his duties with the Company (other than any such refusal resulting from his incapacity due to mental illness or physical illness or injury), after a demand for substantial performance is delivered to the Designated Shareholder by the Company's Board of Directors, where such demand specifically identifies the manner in which the Company's Board of Directors believes that the Designated Shareholder has refused to substantially perform his duties and the passage of a reasonable period of time for the Designated Shareholder to comply with such demand or (d) the willful engaging by the Designated Shareholder in gross misconduct materially and demonstrably injurious to the Company or its Subsidiaries. For purposes of this paragraph, no act or failure to act on the Designated Shareholder's part shall be considered "willful" unless done, or omitted to be done, by the Designated Shareholder not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or its Subsidiaries. Notwithstanding the foregoing, with respect to termination for Cause arising out of conduct described in clause (b), (c) or (d) above, a termination shall not be considered for Cause for purposes of this Agreement unless there shall have been delivered to the Designated Shareholder a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire Board of Directors of the Company, at a meeting of such board called and held for that purpose (after reasonable notice to the Designated Shareholder and an opportunity for the Designated Shareholder, together with his counsel or other advisors, to be heard at such meeting), finding that in the good faith opinion of the board the Designated Shareholder had engaged in conduct described above in clause (b), (c) or (d) of the first sentence of this paragraph and specifying the particulars thereof in detail. Such a finding by the Board of Directors of the Company is a prerequisite to a termination for Cause pursuant to clauses
(b), (c) or (d) above; PROVIDED, HOWEVER, that such a finding may be challenged, by appropriate judicial process, on the merits (i.e., that Cause did not exist) or on the basis that the board's finding was not made in good faith


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(provided that proof that Cause for termination existed shall be a complete defense to any showing that the board's findings was not made in good faith).

                  "DISABILITY" has the meaning set forth in the employment agreement between the Company and the Designated Shareholder, or if there is no such employment agreement, means the failure by the Designated Shareholder to render full-time employment services to the Company for an aggregate of ninety
(90) business days in any continuous period of six (6) months on account of physical or mental disability.

                  "FAIR MARKET VALUE" means the value of a Repurchase Share, as of the Termination Date, calculated pursuant to Section 5.

                  "FAMILY MEMBER" shall mean the Designated Shareholder's spouse if living with the Designated Shareholder or the Designated Shareholder's issue.

                  "GOOD REASON" means, unless the Designated Shareholder shall have consented in writing thereto, any of the following: (a) except as specifically provided in the Designated Shareholder's employment agreement, if any, the assignment to the Designated Shareholder of duties, or the assignment of the Designated Shareholder to a position, constituting a material diminution in the Designated Shareholder's role, responsibilities or authority compared with his role, responsibilities or authority on the Date hereof; (b) a reduction by the Company in the Designated Shareholder's bonus opportunities or base salary as in effect on the Date hereof or as the same may be increased from time to time; (c) unless such reduction or other action is agreed to by the members of the Board of Directors of the Company nominated pursuant to Section 4(iii) hereof, any material reduction in the level of benefits (including participation in any bonus plan) to which the Designated Shareholder is entitled under one or more employee benefit plans on the Date hereof, or the taking of any action by the Company which would adversely affect the Designated Shareholder's accrued benefits under any such employee benefit plans or deprive the Designated Shareholder of any material fringe benefit enjoyed by the Designated Shareholder on the Date hereof; (d) a demand by the Company to the Designated Shareholder to relocate to any place that exceeds a fifty (50) mile radius beyond the location at which the Designated Shareholder performed his duties on the Date hereof; or
(e) any material breach of the Employment Agreement, dated as of November 24, 1997, between the Designated Shareholder and Werner Management, Co. on the part of Werner Management Co.

                  "INITIAL PUBLIC OFFERING" shall have the meaning ascribed to that term in the Articles of Incorporation.

                  "INVESTCORP INVESTORS" means Investcorp Bank E.C. and its Affiliates and any other investor with whom Investcorp Bank E.C. or any Affiliate thereof has an administrative relationship including but not limited to the Class D Shareholders.

                  "PERMITTED TRANSFEREE" shall mean (i) a Person acquiring Designated Shareholders' Shares pursuant to Section 2, hereof, (ii) a Person that is an Affiliate of either the Designated Shareholder or a Permitted Transferee, or (iii) any recipient of the Shares who is (A) any Family Member of the Designated Shareholder, (B) the trustee or trustees of a trust solely (except for


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remote contingent interests) for the benefit of the Designated Shareholder and/or one or more Family Members, (C) a foundation created or established by the Designated Shareholder, (D) a charitable remainder trust for the benefit of Shareholder and/or one or more Family Members and/or designated charities, (E) a partnership of which the Designated Shareholder or a Family Member owns all of the partnership interests, (F) the executor, administrator personal representative of the estate of the Designated Shareholder, or (G) any guardian, trustee or conservator appointed with respect to the assets of the Designated Shareholder; PROVIDED, that in the case of any such transfer for such transfer to be permitted and for such transferee to be a "Permitted Transferee", the transferee shall execute an agreement to be bound by the terms of this Agreement.

                  "PERSON" means an individual, limited or general partnership, joint venture, limited liability company, corporation, trust, estate, unincorporated organization, other entity or a government or any department or agency thereof.

                  "TRANSACTION PRICE" means $2,421.29 per share of Class A Common Stock and Class B Common Stock of the Company (as such amount may be adjusted to reflect stock splits, stock dividends or similar transactions).

                  "RETIREMENT" has the meaning set forth in the employment agreement between the Company and the Designated Shareholder, or if there is no such employment agreement, means the Designated Shareholder's retirement from employment with the Company in accordance with the Company's normal retirement policy generally applicable to its salaried employees.

                  "TERMINATION DATE" means the date on which the Designated Shareholder ceases to be employed by the Company for any reason.

                  Certain other terms are defined elsewhere in this Agreement.

         SECTION 2. RIGHT TO CAUSE SALE.

         (a) If, after the Initial Public Offering, the Investcorp Investors determine to sell, in one transaction or a series of related transactions, 85% or more in the aggregate of their respective equity interests in the Company (a "Section 2 Transaction") to a purchaser who is not an Investcorp Investor or to a group of purchasers who are not Investcorp Investors (the "Section 2 Purchaser"), then IIEL shall have the right, in its sole discretion, to require the Designated Shareholders and any Person who became a Permitted Transferee prior to the Initial Public Offering, to the extent they then beneficially own any equity interest in the Company acquired directly or indirectly from a Designated Shareholder, to sell all of their remaining equity interests in the Company as a part of the Section 2 Transaction at the same price and on the same terms and conditions as are applicable to the other Investcorp Investors participating in such Section 2 Transaction; PROVIDED that (i) no holder of Designated Shareholders' Shares shall be required to make any representation or warranty or undertake any liability in connection with such Section 2 Transaction other than representations and warranties as to its ownership and authority to transfer the Designated Shareholders' Shares, free and clear of all liens and encumbrances and in compliance with all applicable laws; (ii) such sale transaction has been structured so that all


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

holders of then outstanding equity securities of the Company are given the opportunity to participate pro-rata in such sale transaction; and (iii) that such right to require the Designated Shareholders and any such Permitted Transferee to sell their remaining equity interests in the Company shall be available only so long as the equity interests in the Company beneficially held by Investcorp Investors represent an aggregate equity position in the Company equal to or greater than 80% of the aggregate equity position that Investcorp Investors beneficially held as of immediately after the closing of the Recapitalization.

         (b) In the event that IIEL exercises its right to require the Designated Shareholders and any Permitted Transferee to sell their remaining equity interests in the Company in a Section 2 Transaction, IIEL will cause the Designated Shareholders and any such Permitted Transferee to receive written notice thereof (a "Section 2 Notice") not less than 20 days prior to the scheduled closing date of the Section 2 Transaction. The Section 2 Notice shall state the following: (1) the name and address of the Section 2 Purchaser, (ii) the number of shares of each class of capital stock to be sold in the Section 2 Transaction, (iii) the amount and form of consideration to be paid for such shares, (iv) a summary of the material terms and conditions of the Section 2 Transaction, (v) that the conditions to the right of IIEL to require the sale of such remaining equity interests in the Company in the Section 2 Transaction have been satisfied, (vi) that the Section 2 Purchaser has agreed to purchase such remaining equity interests in the Company as a part of the Section 2 Transaction, and (vii) the name and address of the person to whom the holders of such remaining interests should send their stock certificates and with whom the holders of such remaining interests should otherwise communicate with respect to the Section 2 Transaction. Upon receipt of a Section 2 Notice, the Designated Shareholders and each such Permitted Transferee shall take all steps necessary to facilitate the prompt closing of the Section 2 Transaction.

         (d) Without limiting any rights or remedies available to any party hereto against the Designated Shareholders and any such Permitted Transferee for any breach of this Section 2, it is expressly agreed that the Section 2 Purchaser and the Company shall each have the right to enforce the rights of IIEL under this Section 2 and to seek any available remedies against the Designated Shareholders and any such Permitted Transferee for breach of this
Section 2.

         SECTION 3. RIGHT TO PARTICIPATE IN FUTURE FINANCINGS.

         In the event that, during the period beginning immediately after the closing of the Recapitalization and ending on but not including the Initial Public Offering, the Company intends to engage in a New Equity Financing (as defined below), it shall (i) provide all holders of equity securities of the Company with written notice of such intention at least 20 days prior to the scheduled closing of the New Equity Financing, describing the type of equity securities to be issued, the price and the number or amount thereof, and the general terms upon which the Company proposes to effect such issuance and (ii) take steps as are necessary to enable all such persons to participate, at their option, as a purchaser in such New Equity Financing such that all such persons, through the exercise of such option, would maintain their percentage interest in the outstanding equity securities of the Company on a fully diluted basis. For purposes hereof, a "New Equity Financing" means the issuance by the Company of new equity securities of the Company, or securities convertible into, or exercisable or exchangeable for, such equity


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

securities other than (i) any issuance of equity securities at the fair market value for such securities as determined in good faith by the Board of Directors of the Company or (ii) issuances of equity securities in connection with (x) stock incentive or compensation plans approved by the Board of Directors of the Company or (y) business acquisitions by the Company.

         SECTION 4. BOARD OF DIRECTORS.

         During the period beginning immediately after the closing of the Recapitalization and ending on but not including the Initial Public Offering, the Class D Shareholders and the Designated Shareholders shall (unless otherwise agreed to by a majority in interest of the Class D Shareholders on one hand and a majority in interest of the Designated Shareholders on the other hand) vote all equity securities of the Company owned by such Class D Shareholders and Designated Shareholders in whatever manner is necessary to ensure that at all times (i) a majority of the then total number of authorized members of the Board of Directors of the Company shall consist of persons who were nominated by the Class D Shareholders, (ii) the Chief Executive Officer of the Company is a member of the Board of Directors of the Company and (iii) a number of directors equal to one-third of the authorized number of directors (rounded to the nearest whole number) less one shall consist of persons whom were nominated by a majority-in-interest of the Designated Shareholders, PROVIDED, HOWEVER, that in any event one member of the Board of Directors of the Company shall be a person who was nominated by a majority-in-interest of the Designated Shareholders.

         SECTION 5. REPURCHASE OF DESIGNATED SHAREHOLDERS SHARES.

         (a) In the event that a Designated Shareholder ceases to be employed by the Company for any reason prior to an Initial Public Offering or an Approved Sale, the Company, during the sixty (60) days following the Termination Date (the "Repurchase Period"), shall have a one-time right to purchase from the Designated Shareholder that number of shares of Class A Common Stock and Class B Common Stock of the Company set forth opposite such Designated Shareholder's name on Schedule A hereto, as adjusted for any stock split, stock dividend or similar transaction (the "Repurchase Shares"). The purchase price for each Repurchase Share shall equal Fair Market Value, or, if the Designated Shareholder resigns without Good Reason (other than as a result of death, disability or retirement) prior to January 1, 2001 or is terminated for Cause at any time, the lower of Fair Market Value or the Transaction Price. If the Company elects to purchase the Repurchase Shares, it shall notify the Designated Shareholder at or before the end of the Repurchase Period of such election and the purchase price shall be paid in cash at a time set by the Company (the "Repurchase Date") which date shall be within thirty (30) days after the end of the Repurchase Period, provided that the Designated Shareholder has presented to the Company a stock certificate evidencing the Repurchase Shares duly endorsed for transfer (the "Endorsed Certificate"). If the Designated Shareholder fails to deliver the Endorsed Certificate, the Repurchase Shares represented thereby shall be deemed to have been purchased upon (i) the payment by the Company of the purchase price to the Designated Shareholder or his or her permitted transferee or (ii) notice to the Designated Shareholder or such permitted transferee that the Company is holding the purchase price for the account of the Designated Shareholder or such permitted transferee, and upon such payment or notice the Designated


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Shareholder and such permitted transferee will have no further rights in or to such Repurchase Shares.

         (b) If the Designated Shareholder's employment by the Company is terminated prior to an Initial Public Offering or an Approved Sale (i) by the Company without Cause or by the Designated Shareholder for any reason; (ii) due to the Designated Shareholder's Retirement, death or Disability; or (iii) by the Company with Cause after January 1, 2001, the Designated Shareholder or his or her representative, during the 120 days following the Termination Date, shall have a one-time right to require Stepup Limited, a Cayman Islands corporation ("Stepup") to purchase all, but not less than all, of the Repurchase Shares, unless, by the thirtieth (30) day after Stepup and the Company have received notice of the Designated Shareholder's election to exercise his put right to Stepup, the Company has notified the Designated Shareholder and Stepup of its election, exercisable at the discretion of the Company, to purchase the Repurchase Shares on the same terms as such Repurchase Shares were offered to Stepup, in which case such Repurchase Shares will be acquired by the Company. The purchase price shall be at Fair Market Value, unless the employment of the Designated Shareholder is terminated for any reason other than Retirement, death, or Disability prior to January 1, 2001 and the Designated Shareholder exercises his put right prior to such date, in which case the purchase price will be the lower of Fair Market Value or the Transaction Price. The purchase price shall be paid in cash on the thirtieth (30th) day after Stepup and the Company have received notice of the Designated Shareholder's election to exercise his put right (the "Put Date"), provided that Stepup or the Company, as the case may be, need not pay the purchase price until such later time that the Designated Shareholder presents to the Company the Endorsed Certificate.

         (c) The Fair Market Value of Repurchase Shares to be purchased by the Company or Stepup, as the case may be, hereunder shall be determined in good faith by the Company's Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of the Company's audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by the Company makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of the Company (without reduction for minority interest or lack of liquidity of the Repurchase Shares or similar discount) and determined in a manner consistent with the manner in which the purchase price to be paid by the Investcorp Investors pursuant to the Recapitalization Agreement dated as of October 8, 1997 and as amended and restated as of October 27, 1997 among the Company and the other parties thereto was determined. If such determination of the Fair Market Value is challenged by the Designated Shareholder, a mutually acceptable investment banker or appraiser shall establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The investment banker's or appraiser's determination shall be conclusive and binding on the Company and the Designated Shareholder. The Company shall bear all costs incurred in connection with the services of such investment banker or appraiser unless the Fair Market Value established by such investment banker or appraiser is less than 115% of the


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determination challenged by the Designated Shareholder, in which case the
Designated Shareholder shall promptly pay or reimburse the Company for such costs (up to a maximum amount of $20,000.00). If the Designated Shareholder and the Company cannot agree upon an investment banker or appraiser, they shall each choose an investment banker or appraiser and the two shall choose a third investment banker or appraiser who shall establish the Fair Market Value. Notwithstanding the foregoing, the Company shall obtain valuation of all of its common stock at least once annually for purposes of the Designated Shareholder's estate and gift planning; provided, however, that such valuation is not binding on the Board of Directors for purposes of determining Fair Market Value.

         (d) The Designated Shareholder shall not be considered to have ceased to be employed by the Company for purposes of this Agreement if he or she continues to be employed by the Company or a Subsidiary, or by a company of which the Company is a Subsidiary.



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         (e) This Section shall be binding on and enforceable against any Person who is a Permitted Transferee of any Designated Shareholder, and for purposes of this Section, the rights and obligations relating to the Designated
Shareholders' Shares shall extend as well to shares of capital stock of the Company owned by Permitted Transferees of a Designated Shareholder and, unless the context otherwise requires, each reference to Designated Shareholder in this Section shall also encompass Permitted Transferees of any Designated
Shareholder. Any stock certificates issued to evidence shares of Class A Common Stock or Class B Common Stock owned by the Designated Shareholders shall bear a legend referring to this Agreement and the restrictions contained herein.

         SECTION 6. FORM S-8 REGISTRATION STATEMENT

         The Company will as expeditiously as practicable in connection with the effectiveness of the registration statement implementing the Initial Public Offering file with the United States Securities and Exchange Commission a registration statement on Form S-8 registering shares of the Company's capital stock subject to options held under the Company's then existing employee stock option plan or plans.

         SECTION 7. CONTROL OVER SHARES

         Each Designated Shareholder represents and agrees that they are the record owner of or have executory, administrative or custodial control over the number of shares of the Company's Class A and Class B Common Stock set opposite such Shareholder's name on Exhibit A hereto. Except for matters that would not impair the ability of the Designated Shareholder to fulfill the Shareholder's obligations under this Agreement, the Designated Shareholder has sole and unqualified voting power with respect to such shares and agrees to take any necessary steps to obtain the instruments and/or documentation to implement the executory, administrative or custodial control required to fulfill such Designated Shareholder's obligations under this Agreement.

         SECTION 8. MISCELLANEOUS.

         (a) NOTICES. All notices, instructions and other communications in connection with this Agreement shall be in writing and may be given by (i) personal delivery, (ii) sent by certified mail, return receipt requested, postage prepaid, or (iii) delivery by a nationally recognized overnight courier, to the parties at the addresses of each as set forth on the signature pages to this Agreement (or at such other address as the Company may specify in a notice to the other parties or as any other party may specify in a notice to the Company and the other parties). Notices shall be deemed to have been given (A) when actually delivered personally, (B) the next business day if sent by overnight courier (with proof of delivery), and (C) on the fifth day after mailing by certified mail.

         (b) NO WAIVER. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this


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Agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

         (c) BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns, including, without limitation, Permitted Transferees to the extent specifically provided for herein. This Agreement shall not be assignable except as otherwise specifically provided herein; PROVIDED that IIEL's rights under Section 2 and
Section 3 hereof may be exercised by IIEL or any Affiliate of IIEL.

         (d) AMENDMENT AND WAIVER. This Agreement may not be amended, modified or supplemented, and no waiver or consent to departures from the provisions hereof shall bind any party who has not given such waiver or consent, unless any such amendment, modification, supplement , waiver or consent is consented to in writing by at least a majority in interest of the Designated Shareholder's and the Company.

         (e) GOVERNING LAW; SERVICE OF PROCESS. This Agreement shall be construed both as to validity and performance in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania applicable to agreements to be performed in Pennsylvania, without regard to principles of conflict of laws of such jurisdiction or any other jurisdiction. Each of the parties hereto irrevocably consents to the jurisdiction and venue of any state or federal court situated in the Commonwealth of Pennsylvania, and further consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at its address pursuant to Section 8(a) hereof.

         (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

         (g) HEADINGS; SECTIONS. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement. All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

         (h) ENTIRE AGREEMENT. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters.

         (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired in any way thereby.




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         IN WITNESS WHEREOF, the parties hereto have executed this Shareholder
Agreement as of the date first above written.

                             WERNER HOLDING CO. (PA), INC., a
                                  Pennsylvania corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Title:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------



                             INVESTCORP INVESTMENT EQUITY LIMITED, a Cayman
                                  Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Title:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------



                                  OTHER CLASS D SHAREHOLDERS
                                  --------------------------

                             BALLET LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


                             DENARY LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


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


                             GLEAM LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------

                             HIGHLANDS LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------

                             NOBLE LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


                             OUTRIGGER LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


                             QUILL LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------

                             RADIAL LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------

                             SHORELINE LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


                             ZINNIA LIMITED, a Cayman Islands corporation


                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------


                             Accepted and agreed to for
                             purposes of Section 5 only:

                             STEPUP LIMITED, a Cayman Islands corporation



                             By: /s/
                                 -----------------------------------
                                  Name:
                                  Address:
                                          --------------------------
                                          --------------------------
                                          --------------------------

                             DESIGNATED SHAREHOLDERS
                             -----------------------


                             /s/ Donald M. Werner
                             ------------------------
                             Donald M. Werner



                             /s/
                             Howard L. Solot
                             ------------------------
                             Howard L. Solot




                             /s/ Bruce D. Werner
                             ------------------------
                             Bruce D. Werner




                             /s/ Michael E. Werner
                             ------------------------
                             Michael E. Werner




                             /s/ Craig R. Werner
                             ------------------------
                             Craig R. Werner




                             /s/ Eric J. Werner
                             ------------------------
                             Eric J. Werner




                             /s/ Michael J. Solot
                             ------------------------
                             Michael J. Solot

                                   SCHEDULE A




            SHAREHOLDER               NUMBER OF                NUMBER OF
            -----------               ---------                ---------
                                       CLASS A                  CLASS B
                                       -------                  -------
                                       SHARES                   SHARES
                                       ------                   ------


Donald M. Werner                       84.6176                 167.7492


Howard L. Solot                        84.5832                 331.1411


Bruce D. Werner                         9.5639                 286.2985


Michael E. Werner                      36.6797                 522.5990


Craig R. Werner                        10.7219                 261.3347


Eric J. Werner                         10.0714                 353.8212


Michael J. Solot                        9.9324                 164.2720

